SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT




  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported): October 21, 1994


                      CALIFORNIA ENERGY COMPANY, INC.
          (Exact name of registrant as specified in its charter)



Delaware                        1-9874                 94-2213782
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.)
incorporation)




   10831 Old Mill Road, Omaha, Nebraska        68194
(Address of principal executive offices)     (Zip Code)




Registrant's telephone number, including area code:   402-330-8900



                             Not Applicable
     (Former name or former address, if changed from last report)

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Item 5.  Other Events

     On October 6, 1994, CE Acquisition Company, Inc., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of California Energy Company, Inc., a Delaware corporation (the "Registrant"), commenced an offer (the "Offer") to purchase 12,400,000 shares of common stock, par value $0.10 per share ("Shares"), of Magma Power Company, a Nevada corporation (the "Company"), and the associated Preferred Share Purchase Rights ("Rights") issued on October 14, 1994 pursuant to the Rights Agreement, dated as of October 6, 1994, between the Company and Chemical Trust Company of California, as Rights Agent (the "Rights Agreement"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated October 6, 1994 (the "Offer to Purchase") of the Purchaser and the Registrant.

     On October 21, 1994, the Purchaser and the Registrant increased the price per Share (and associated Right) from $35 to $38.50 per Share (and associated Right), upon the terms and subject to the conditions set forth in the Offer to Purchase, as amended and supplemented by the Supplement, dated October 26, 1994 (the "Supplement").

     On October 26, 1994, the Purchaser and the Registrant filed Amendment No. 4 ("Amendment No. 4") to their Tender Offer Statement on Schedule 14D-1, dated October 6, 1994, with the Securities and Exchange Commission pursuant to Rule 14d-3 under the Securities Exchange Act of 1934, a copy of which is attached hereto as Exhibit 99.1. The foregoing description is qualified in its entirety by reference to the Supplement, which appears as Exhibit (a)(11) to Amendment No. 4 and is hereby incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

     (a)  Financial statements of businesses acquired:  None.

     (b)  Pro forma financial information:  None.

     (c)  Exhibit:

       99.1 Amendment No. 4 to Tender Offer Statement on Schedule 14D-1 filed with the Securities and Exchange Commission on October 26, 1994 pursuant to Rule 14d-3 under the Securities Exchange Act of 1934.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CE ACQUISITION COMPANY, INC.



                              By /s/ Steven A. McArthur
                                 -------------------------------------
                                 Name:  Steven A. McArthur
                                 Title: Senior Vice President, General
                                        Counsel and Secretary


                              CALIFORNIA ENERGY COMPANY, INC.



                              By /s/ Steven A. McArthur
                                 --------------------------------------
                                 Name:  Steven A. McArthur
                                 Title: Senior Vice President, General
                                        Counsel and Secretary

October 26, 1994

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                    EXHIBIT INDEX


Exhibit                                                                    Page

99.1 Amendment No. 4 to Tender Offer Statement on Schedule 14D-1 filed with the Securities and Exchange Commission on October 26, 1994 pursuant to Rule 14d-3 under the Securities Exchange Act of 1934.